Retirement benefits	12 Months Ended
Dec. 31, 2021
Employee Benefits [Abstract]
Retirement benefits	Retirement benefits
We maintain defined benefit and defined contribution pension plans covering most of our employees. The defined benefit plans generally do not require employee contributions and provide a guaranteed level of pension payable for life based either on length of service or on earnings and length of service, and in most cases do not increase after commencement of retirement. We also provide group life insurance, medical and extended health benefits to certain employee groups.
The defined benefit pension plans are operated in Canada, the U.S., and Europe under broadly similar regulatory frameworks. The majority are funded arrangements where benefit payments are made from plan assets that are held in trust. Responsibility for the governance of the plans, including investment and contribution decisions, resides with our Retirement Committees which report to the Human Resources & Compensation Committee of the Board of Directors. For the registered defined benefit pension plans, regulations set minimum requirements for contributions for benefit accruals and the funding of deficits.
Starting January 1, 2022, defined benefit pension plans for certain employee groups were closed to new entrants and were replaced by a defined contribution scheme.
Accounting policies
We record a retirement asset or liability for our employee defined benefit pension and other retirement benefit plans by netting our plan assets with our plan obligations, on a plan-by-plan basis.
The cost of defined benefit pensions and other retirement benefits earned by employees is actuarially determined using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using market yields from high quality corporate bonds with cash flows that approximate expected benefit payments at the balance sheet date. Plan assets are valued at fair value at each balance sheet date.
Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity through other comprehensive earnings in the period in which they arise.
Past service costs arising from plan amendments are recognized immediately. The finance amount on net retirement balances is classified as finance expense.
A gain or loss on settlement is recognized in earnings, calculated as the difference between the present value of the defined benefit obligation being settled, as determined on the date of settlement, and the settlement amount.
For defined contribution plans, pension expense is the amount of contributions we are required to make in respect of services rendered by employees.
Supporting information
The actual return on plan assets for 2021 was a gain of $132 million (2020 - $69 million). The total pension expense for the defined benefit pension plans was $89 million (2020 - $68 million). In 2021, we made contributions to our defined benefit pension plans of $46 million (2020 - $35 million). We expect to make cash contributions of approximately $47 million to our defined benefit pension plans during 2022 based on the most recent valuation report for each pension plan. We also provide group life insurance, medical and extended health benefits to certain employee groups, for which we contributed $1 million in 2021 (2020 - $1 million).
In 2021, we entered into annuity purchase agreements to settle $215 million of our defined benefit obligations by purchasing annuities using our plan assets. These agreements transferred the pension obligations of retired employees under certain pension plans to financial institutions. The difference between the cost of the annuity purchase and the liabilities held for these pension plans was reflected as a settlement cost in Other.
The status of the defined benefit pension plans and other retirement benefit plans, in aggregate, is as follows:

	Defined benefit pension plans		Other retirement benefit plans
		Currency remeasurement		Currency remeasurement
	2021	2020	2021	2020
Accrued benefit obligations
Benefit obligations - opening	$1,443	$1,277	$28	$27
Norbord Acquisition (note 3)	165	—	1	—
Service cost	68	59	—	—
Finance cost on obligation	43	38	1	1
Benefits paid	(54)	(38)	(1)	(1)
Actuarial (gain) loss due to change in financial assumptions	(101)	47	(2)	1
Actuarial (gain) loss due to demography/experience	(2)	(1)	(4)	—
Settlement	(215)	1	—	—
Foreign exchange[1]	8	60	—	—
Benefit obligations - ending	$1,355	$1,443	$23	$28
Plan assets
Plan assets - opening	$1,181	$1,067	$—	$—
Norbord Acquisition (note 3)	155	—	—	—
Finance income on plan assets	36	31	—	—
Actual return on plan assets, net of finance income	96	38	—	—
Employer contributions	46	35	1	1
Benefits paid	(54)	(38)	(1)	(1)
Settlement	(227)	—	—	—
Other	(3)	—	—	—
Foreign exchange[1]	9	48	—	—
Plan assets - ending	$1,239	$1,181	$—	$—

Funded status[2]
Retirement assets	$29	$5	$—	$—
Impact of minimum funding requirement[3]	(2)	—	—	—
Retirement assets (note 9)	$27	$5	$—	$—
Retirement liabilities (note 11)	(145)	(267)	(23)	(28)
	$(118)	$(262)	$(23)	$(28)
1.Foreign currency translation relates to the foreign exchange impact of translating assets and liabilities of certain plans from their functional currencies to U.S. dollars.
2.Plans in a surplus position are presented as assets and plans in a deficit position are presented as liabilities on the consolidated balance sheets. Other retirement benefit plans continue to be unfunded.
3.Certain of our plans have a surplus that is not recognized on the basis that future economic benefits may not be available to us in the form of a reduction in future contributions or a cash refund.

	Defined benefit pension plans		Other retirement benefit plans
		Currency remeasurement		Currency remeasurement
	2021	2020	2021	2020
Expense
Service cost	$68	$59	$—	$—
Administration fees	2	1	—	—
Settlement	12	1	—	—
Net finance expense	7	7	1	1
	$89	$68	$1	$1
Assumptions and sensitivities
At December 31, 2021, the weighted average duration of the defined benefit pension obligations is 20 years (December 31, 2020 - 19 years). The projected future benefit payments for the defined benefit pension plans at December 31, 2021 are as follows:

	2022	2023	2024 to 2026	Thereafter	Total
Defined benefit pension plans	$40	$39	$130	$2,159	$2,368
Key assumptions used in determining defined benefit pension and other retirement pension benefit obligations include assumed rates of increase for future employee compensation and discount rates. These estimates are determined with the assistance of independent actuarial specialists.
The significant actuarial assumptions used to determine our balance sheet date retirement assets and liabilities and our retirement benefit plan expenses are as follows:

	Defined benefit pension plans		Other retirement benefit plans
	2021	2020	2021	2020
Benefit obligations:
Discount rate	3.03%	2.69%	3.08%	2.70%
Future compensation rate increase	3.60%	3.65%	n/a	n/a
Benefit expense:
Discount rate - beginning of year	2.69%	3.00%	2.70%	3.00%
Future compensation rate increase	3.65%	3.50%	n/a	n/a
Health-care benefit costs, shown under other retirement benefit plans, are funded on a pay-as-you-go basis. The actuarial assumptions for extended health-care costs are estimated to increase 6.25% in year one, grading down by 0.25% per year for years two to seven, to 4.50% per year thereafter.
The impact of a change in these assumptions on our retirement obligations as at December 31, 2021 is as follows:

	Increase	Decrease
Discount rate - 0.50% change	$(123)	$140
Compensation rate - 0.50% change	$27	$(22)
The sensitivities have been calculated on the basis that all other variables remain constant. When calculating the sensitivity of the defined benefit obligation, the same methodology is applied as was used to determine the retirement assets and liabilities.
Plan Assets
The assets of the defined benefit pension plans are invested predominantly in a diversified range of equities, pooled funds and bonds. The weighted average asset allocations of the defined benefit plans at December 31, by asset category, are as follows:

	Target range	2021	2020
Canadian equities	2% - 30%	16%	22%
Foreign equities	15% - 57%	39%	38%
Fixed income investments	20% - 55%	33%	33%
Other investments	0% - 34%	12%	7%
		100%	100%
Risk management practices
We are exposed to various risks related to our defined benefit pension and other retirement benefit plans:
•Uncertainty in benefit payments: The value of the liability for retirement benefits will ultimately depend on the amount of benefits paid and this in turn will depend on the level of future compensation increase and life expectancy.
•Volatility in asset value: We are exposed to changes in the market value of pension plan investments which are required to fund future benefit payments.
•Uncertainty in cash funding: Movement in the value of the assets and obligations may result in increased levels of cash funding, although changes in the level of cash funding required can be spread over several years. We are also exposed to changes in pension regulation and legislation.
Our Retirement Committees manage these risks in accordance with a Statement of Investment Policies and Procedures for each pension plan or group of plans administered under master trust agreements. The following are some specific risk management practices employed:
•Retaining and monitoring professional advisors including an outsourced chief investment officer (“OCIO”).
•Monitoring our OCIO’s adherence to asset allocation guidelines and permitted categories of investments.
•Monitoring investment decisions and performance of the OCIO and asset performance against benchmarks.
Defined contribution plans
The total pension expense and funding contributions for the defined contribution pension plans for 2021 was $29 million (2020 - $13 million).